SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2002
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                        SAVVIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                          0-29375              43-1809960
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(State or Other Jurisdiction          (Commission File        (IRS Employer
of Incorporation or Organization)         Number)           Identification No.)


        12851 Worldgate Drive, Herndon, Virginia                   20170
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        (Address of Principal Executive Office)                 (Zip Code)


       Registrant's telephone number, including area code: (703) 234-8000
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          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On November 5, 2002, the United States Bankruptcy Court for Delaware approved a settlement agreement between the registrant and Winstar Communications, Inc., et al ("Winstar"). Under the agreement, the registrant agreed to pay Winstar $1.5 million in satisfaction of all disputes arising out of a series of agreements entered into by the parties in 2000 for the provision of certain telecommunications equipment and related services.

         A copy of the registrant's press release, dated November 6, 2002, relating to the court approval of this settlement agreement is attached to this Current Report on Form 8-K as exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1     Press release, dated November 6, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SAVVIS COMMUNICATIONS CORPORATION



Date: November 7, 2002              By:     /s/  David J. Frear
                                        ----------------------------------------
                                        Name:   David J. Frear
                                        Title:  Executive Vice President and CFO




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                                  EXHIBIT INDEX
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Exhibit No.              Description
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99.1                     Press release, dated November 6, 2002.